EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2018
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 25 – EARNINGS PER SHARE

Basic earnings per share are calculated by dividing the net income (loss) attributable to owners of the Parent by the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed by dividing the net income (loss) for the year by the weighted average number of common shares issued and dilutive potential common shares at the closing of the year. Since the Company has no dilutive potential common stock outstanding, there are no dilutive earnings per share amounts.

For the year ended December 31, 2018 the weighted average number of shares outstanding amounted to 2,153,688,011 due to the changes caused by the Treasury Shares Acquisition Process that began in May 2013, as described in Note 20.d) to these consolidated financial statements.

For the years ended December 31, 2017 and 2016, the Company has divided the net income attributable to the shareholders of the Controlling Company of each period based on 1,184,528,406 ordinary shares, which arise as a result of multiply 120,000 ordinary shares of Cablevisión outstanding for such years (see Note 1.c)) by the exchange ratio established in the pre-merger commitment (1 ordinary share of Cablevisión for each 9,871.07005 new shares of Telecom Argentina).